ENDO
PHARMACEUTICALS

LIDODERM

grow. collaborate. innovate. thrive.

ENDO PHARMACEUTICALS Bank of America Merrill Lynch 2011 Healthcare Conference May 12, 2011 Exhibit 99.1

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals 2
FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Statements including words such as “believes,” “expects,” “anticipates,”
“intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk
Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Sustaining our Growth

$mm
$2,000
$1,000
$0
$399
$110
$596
$217
$615
$171
$820
$285
$910
$345
$1,086
$366
$1,261
$356
$1,461
$295
$1,716
$454
$2.35B - $2.45B
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals STRONG OPERATING PERFORMANCE 16% 3-YEAR CAGR FOR REVENUE* * Revenue CAGR 2007-2010. 3 Revenue Cash Flow from Operations grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals 4
Through Organic Growth
• Diversified business lines to maximize growth
• Enhanced commercial model driving growth
via strategic resource deployment
• Invested in R&D portfolio yielding a diversified
pipeline of products and a recent FDA
approval
• Bolstered management team by adding
expertise and experience in managing and
growing a larger enterprise
4
ENDO’S TRANSFORMATION
Through Strategic Growth
• With Indevus, we secured a position in urology
• HealthTronics gave us an established presence
in Devices & Services and critical mass in
urology
• Penwest strengthened our pain business
enhancing profitability & flexibility in the opioid
franchise
• Qualitest brings critical mass to our generics
business & strengthens our pain portfolio
• AMS establishes scale in devices
and services and solidifies our position covering
the urology market – Now expected to close in
2Q 2011

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals
30%
25%
28%
17%
5
DIVERSIFIED HEALTHCARE SOLUTIONS COMPANY
37%
32%
10%
21%
46%
33%
21%
Lidoderm®
Generic
Men’s
Health
12/31/10: $2.14B (1)
12/31/10: $0.54B (2)
12/31/10: $2.68B
(3)
Revenue mix
Endo
AMS
Pro Forma
1. Pro forma for full year of 2010 acquisitions of Qualitest, HealthTronics and Penwest
2. Excludes $4.2MM of discontinued operations
3. Includes full year of AMS acquisition
Other Branded
Devices &
Services
Women’s
Health
BPH
Lidoderm®
Generic
Other Branded
Devices &
Services
Revenue mix
Revenue mix
27%
73%
International
US

Branded
Pharmaceuticals
Pain
Urology
Oncology
Endocrinology
Devices
& Services
Generics

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals 6 ENDO’S INTEGRATED BUSINESS MODEL

Voltaren® Gel
(diclofenac sodium topical gel) 1%

opana® ER
(oxymorphone HCl) CII

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

Frova
frovatriptan succinate
2.5 mg Tablets

VALSTAR™
(valrubicin) 200 mg/5 mL Sterile Solution for Intravesical Instillation

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

Percocet® CII
(oxycodone and acetaminophen tablets, USP)

ONCE-YEARLY
VANTAS®
(histrelin implant)

grow. collaborate. innovate. thrive. ©2011 Endo Pharmaceuticals STRONG CORE BUSINESS SUPPORTING GROWTH 7

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals
NEW TESTOSTERONE REPLACEMENT THERAPY
14 million men suffer with hypogonadism in US
9% are treated
Market TRx Net Sales: >$1.2B
Growth Rate: approximately 20% CAGR last 5 years
Gels have the greatest utilization in the TRT market: ~72%
PCPs account for majority of TRT prescriptions:
More than 60% through Primary Care Physicians
Approximately 30% through specialty (Urologists/Endocrinologists)
Method of Payment for TRT class:
Approximately 80% Commercial
Approximately 12% Government
Remainder from Cash Payment
8

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals 9
2011 ENDO GUIDANCE
Guidance
Revenue range $2.35B - $2.45B
Adjusted diluted EPS range $4.20 - $4.30
Reported (GAAP) diluted EPS range $2.25 - $2.35

ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals 11 11
RECONCILIATION OF NON-GAAP MEASURES
11
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2011
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $2.25 $2.35
Upfront and milestone-related payments to partners
$0.35 $0.35
Amortization of commercial intangible assets and inventory step-up
$1.35 $1.35
Acquisition and integration costs related to recent acquisitions.
$0.35 $0.35
Interest expense adjustment for ASC 470-20 and the amortization of the premium on debt acquired from Indevus
$0.16 $0.16
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($0.26) ($0.26)
Diluted adjusted income per common share guidance
$4.20 $4.30
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of April 28, 2011
•Includes certain expenses associated with the acquisition of American Medical Systems, Inc.

ENDO PHARMACEUTICALS Bank of America Merrill Lynch 2011 Healthcare Conference May 12, 2011